Exhibit 4.1

NUMBER	SHARES
HOI

COMMON STOCK	COMMON STOCK

RIGHTS ATTACHED TO THIS CERTIFICATE DESCRIBED ON
REVERSE

[HERCULES OFFSHORE, INC. LOGO]

HERCULES OFFSHORE, INC.

INCORPORATED UNDER THE LAWS OF DELAWARE

CUSIP 427093 10 9

SEE REVERSE FOR

CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01, PAR VALUE, OF

HERCULES OFFSHORE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:
[Hercules
Offshore,
/s/ Steven A. Manz	Inc. Seal]	/s/ Randall D. Stilley
Secretary		President

Countersigned and Registered
AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

HERCULES OFFSHORE, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of the Corporation at its principal executive office, or to its transfer agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—	Custodian
TEN ENT—	as tenants by the entireties		(Minor) (Cust.)
JT TEN—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                              hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF TRANSFEREE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

____________________________________________________________________________________________________________________________________________

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Hercules Offshore, Inc. (the “Company”) and American Stock Transfer & Trust Company (the “Rights Agent”) dated as of [                    ] 2005 as it may from time to time be supplemented or amended (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND NO LONGER BE TRANSFERABLE.